UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2022
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PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200 , Wyomissing, PA 19610
(Address of principal executive offices) (Zip Code)

610-373-2400
Registrant's telephone number, including area code
______________________

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Penn National Gaming, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) on June 7, 2022. At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s board of directors, approved the Company’s 2022 Long Term Incentive Compensation Plan (the “2022 Plan”). A total of 6,870,000 shares of the Company’s common stock are reserved for issuance to executive officers, non-employee directors and other employees, consultants and advisors of the Company and its subsidiaries under the 2022 Plan.
A summary of the material features of the 2022 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2022. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2022 Plan, a copy of which is incorporated by reference as Exhibit 10.1 hereto.
Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 7, 2022. There were present at the meeting, either in person or by proxy, holders of 135,655,353 shares of common stock.
1.The following Class II Director nominees were elected to the Company’s Board of Directors to serve until the 2025 Annual Meeting of Shareholders. The votes cast for each nominee were as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Barbara Shattuck Kohn	91,987,454	17,853,532	25,814,367
Ronald J. Naples	107,003,855	2,837,131	25,814,367
Saul V. Reibstein	98,494,360	11,346,626	25,814,367
The term of office of each of Vimla Black-Gupta, David A. Handler, John M. Jacquemin, Marla Kaplowitz, Jane Scaccetti, and Jay A. Snowden continued following the Annual Meeting.
2.The results of the vote to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
135,265,442	287,501	102,410	0
3.The results of the advisory vote on executive compensation of the Company’s Named Executive Officers for the 2021 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
45,898,970	63,725,661	216,355	25,814,367
4.The results of the vote to approve the Company’s 2022 Long Term Incentive Compensation Plan were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
105,555,937	4,077,549	207,500	25,814,367

* * *

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Penn National Gaming, Inc. 2022 Long Term Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 10, 2022	PENN NATIONAL GAMING, INC.

		By:	/s/ Harper Ko
Harper Ko
Executive Vice President, Chief Legal Officer and Secretary